Note 12. Stock Warrants	3 Months Ended
Mar. 31, 2016
Notes
Note 12. Stock Warrants

Note 12.          Stock Warrants

The Company records compensation expense for stock warrants based on the estimated fair value of the warrants on the date of grant using the Black-Scholes valuation model.  The Company uses historical data among other factors to estimate the expected price volatility, the expected warrant term and the expected forfeiture rate.  The risk-free rate is based on the U.S. Treasury yield curve in effect at the date of grant for the expected term of the warrant.

            In January 2016, the Company issued 4,000 warrants in connection with the debt financing with JMJ Financial.  More details can be found in Note 3, Notes Payable.  Approximately 2,684,000 warrants are eligible for exercise at a weighted average exercise price of $1.06 per warrant, as of March 31, 2016.